                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      TEXARCANA FIRST FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                        TEXARKANA FIRST FINANCIAL CORPORATION
                                3RD AND OLIVE STREETS
                              TEXARKANA, ARKANSAS  71854
                                    (501) 773-1103



                                                             December 23, 1996


Dear Fellow Stockholder:

    You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Texarkana First Financial Corporation. The meeting will be held at the Four Points Hotel located at 5301 North State Line Avenue, Texarkana, Texas 75503 on Tuesday, January 21, 1997 at 3:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

    It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

    Your continued support of and interest in Texarkana First Financial Corporation are sincerely appreciated.

                             Sincerely,

                             /s/ JAMES W. MCKINNEY

                             James W. McKinney, President and
                               Chief Executive Officer

                        TEXARKANA FIRST FINANCIAL CORPORATION
                                3RD AND OLIVE STREETS
                              TEXARKANA, ARKANSAS  71854
                                    (501) 773-1103


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held on January 21, 1997


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Texarkana First Financial Corporation (the "Company") will be held at the Four Points Hotel located at 5301 North State Line Avenue, Texarkana, Texas 75503 on Tuesday, January 21, 1997 at 3:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

    (1) To elect two directors for terms of three years or until their successors have been elected and qualified;

    (2) To ratify the appointment of Wilf & Henderson, P.C. as the Company's independent auditors for the fiscal year ending September 30, 1997; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

    Stockholders of record of the Company as of the close of business on December 13, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                             BY ORDER OF THE BOARD OF DIRECTORS

                             /S/ JAMES W. MCKINNEY

                             James W. McKinney, President and
              `                Chief Executive Officer



Texarkana, Arkansas
December 23, 1996


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                        TEXARKANA FIRST FINANCIAL CORPORATION

                                   ---------------
                                   PROXY STATEMENT
                                   ---------------

                            ANNUAL MEETING OF STOCKHOLDERS

                                   JANUARY 21, 1997

    This Proxy Statement is furnished to holders of common stock, par value $.01 per share ("Common Stock"), of Texarkana First Financial Corporation (the "Company"), which acquired all of the common stock of First Federal Saving and Loan Association of Texarkana (the "Association"), issued in connection with the conversion of the Association from a federally chartered mutual savings and loan association to a federally chartered stock savings and loan association in July 1995 (the "Conversion").

    Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Four Points Hotel located at 5301 North State Line Avenue, Texarkana, Texas 75503 on Tuesday, January 21, 1997 at 3:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 23, 1995.

    Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY RECEIVED WILL BE VOTED FOR EACH OF THE MATTERS DESCRIBED HEREIN AND, UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES.

    Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Debbie Rose, Secretary, Texarkana First Financial Corporation); (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                              VOTING AND REQUIRED VOTES

    Only stockholders of record at the close of business on December 13, 1996 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,834,563 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

    Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                     WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS


ELECTION OF DIRECTORS

    The Bylaws of the Company presently provide that the Board of Directors shall consist of six members, and the Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified, with one class of directors to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director. Josh R. Morriss, Jr. is the father of Donald N. Morriss and the uncle of John E. Harrison. No other director or nominee for director is related to any other director, nominee for director or executive officer of the Company by first cousin or closer.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected. Ages are shown as of December 13, 1996 and the service as a director includes service as a director of the Association.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 1999

                              POSITION WITH THE COMPANY AND THE
                            ASSOCIATION AND PRINCIPAL OCCUPATION    DIRECTOR
     NAME           AGE         DURING THE PAST FIVE YEARS           SINCE
---------------    -----    ------------------------------------    ---------

John M. Andres       62      Director; Managing Partner of Thomas      1980
                             Since & Thomas, Texarkana, Arkansas,
                             since 1964.  Mr. Andres is a Certified
                             Public Accountant.

Arthur L. McElmurry  73      Director; Retired; Former Chief           1973
                             Executive Officer of Wadley Regional
                             Medical Center.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                           DIRECTORS WHOSE TERMS EXPIRE IN 1997

                              POSITION WITH THE COMPANY AND THE
                            ASSOCIATION AND PRINCIPAL OCCUPATION    DIRECTOR
     NAME           AGE         DURING THE PAST FIVE YEARS           SINCE
---------------    -----    ------------------------------------    ---------

Josh R. Morriss, Jr.  71     Chairman of the Board of the Company      1969
                             and the Association since 1995 and
                             1982, respectively. Retired Chairman of
                             the Board of F.W. Offenhauser & Co.,
                             Inc., Texarkana, Texas, an independent
                             insurance agency.

John E. Harrison      49     Director; Executive Vice President of     1986
                             the Company and the Association since
                             1995 and 1982, respectively.

                         DIRECTORS WHOSE TERMS EXPIRE IN 1998

                              POSITION WITH THE COMPANY AND THE
                            ASSOCIATION AND PRINCIPAL OCCUPATION    DIRECTOR
     NAME           AGE         DURING THE PAST FIVE YEARS           SINCE
---------------    -----    ------------------------------------    ---------

James W. McKinney     66     President, Chief Executive Officer        1968
                             and Director of the Company and
                             President of the Association since
                             1995 and 1970, respectively.

Donald N. Morriss     42     Director; Chairman and President of       1988
                             F.W. Offenhauser & Co., Inc.,
                             Texarkana,Texas, an independent
                             insurance agency.  Mr. Morriss is also
                             a registered representative of
                             Fortis Investors, Inc., Netherlands.

STOCKHOLDER NOMINATIONS

    Article VII.D of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. The Articles of Incorporation set forth specific requirements with respect to stockholder nominations.

BOARD MEETINGS AND COMMITTEES

    Regular meetings of the Board of Directors of the Company and the Association are held on at least a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. The Board of Directors of the Company met 14 times during the year ended September 30, 1996. Directors of the Company do not receive any compensation from the Company for attending Board of Directors meetings or committee meetings. There were 14 meetings of the Board of Directors held during the year ended September 30, 1996. No director of the Company or the Association attended fewer than 75% in the aggregate of the meetings of the Board of Directors held during fiscal 1996 and the total number of meetings held by all committees of the Board on which he served during the year.

    The Board of Directors of the Company has established various committees, including Audit and Personnel.

    The Audit Committee reviews (i) the independent auditors' reports and results of their examination, subject to review by the entire Board of Directors, (ii) the internal audit function, which is under the control of and reports directly to the Audit Committee, and (iii) the examination reports of the OTS and the FDIC and other regulatory reports, subject to review by the entire Board of Directors. The Audit Committee currently consists of Mr. McElmurry (Chairman) and Mr. Andres. The Audit Committee met once during the year ended September 30, 1996.

    The Personnel Committee reviews the compensation of the Company's officers and employees, and serve as trustees of the Texarkana First Financial Corporation Employee Stock Ownership Plan ("ESOP") and as administrators of the 1996 Key Employee Stock Compensation Program ("Employee Stock Program") and the 1996 Management Recognition Plan for Officers ("Management Recognition Plan"). The current members of the committee are Messrs. Donald Morriss and McElmurry, and the committee met three times during the year ended September 30, 1996.

                         BENEFICIAL OWNERSHIP OF COMMON STOCK
                     BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which were known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company and the Association as a group.


                                                COMMON STOCK
                                          BENEFICIALLY OWNED AS OF
                                            DECEMBER 13, 1996(1)
                                          ------------------------
         NAME OF BENEFICIAL OWNER             AMOUNT         %
----------------------------------------  -------------  ---------


Texarkana First Financial Corporation       131,919(2)      7.2%
 Employee Stock Ownership Plan Trust
 3rd and Olive Streets
 Texarkana, Arkansas  71854

First Manhattan Co.                         175,886(3)      9.6
 437 Madison Avenue
 New York, New York 10022

Directors:
Josh R. Morriss, Jr.                         11,785          *
James W. McKinney                            12,339(4)       *
John E. Harrison                             13,148(5)       *
John M. Andres                                3,785          *
Arthur L. McElmurry                           6,785          *
Donald N. Morriss                            12,585(6)       *

All directors and executive officers
 of the Company and the Association
 as a group (7 persons)                      60,427(2)      3.3%

-----------------------------

*   Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. Shares which may be acquired by the exercise of stock options which are exercisable within 60 days of the Voting Record Date are deemed to be beneficially owned by the holder and are outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individual and group. The shares reflected as beneficially owned by Messrs. Josh R. Morriss, Jr., Andres, McElmurry and Donald N. Morriss include 1,785 shares which are exercisable within 60 days of the Voting Record Date pursuant to the Company's Employee Stock Program.

(2) The Texarkana First Financial Corporation Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the ESOP by an agreement between the Company and Messrs. McElmurry, Donald Morriss, and McKinney, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 6,944 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the shares held by the Trust.

(3) First Manhattan Co. is the general partner of both First Save Associates, L.P. and Second First Save Associates, L.P., which beneficially owns 93,000 and 82,886 shares of Common Stock, respectively.

(4) Includes 1,239 vested shares allocated pursuant to the ESOP.

(5) Includes 1,160 shares held jointly with Mr. Harrison's spouse, with whom voting and dispositive power is shared and 828 vested shares allocated pursuant to the ESOP.

(6) Includes 800 shares held by Mr. Morriss as custodian for his children.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the American Stock Exchange ("AMEX") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the AMEX, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the fiscal year ended September 30, 1996.


                                EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The Company has not yet paid separate compensation directly to its officers. The following table sets forth a summary of certain information concerning the compensation paid by the Association for services rendered in all capacities during the indicated periods to the two executive officers of the Company and the Association.

                                                   ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                         ------------------------------------------    ----------------------
         NAME AND             FISCAL                                OTHER ANNUAL         STOCK    NUMBER OF        ALL OTHER
    PRINCIPAL POSITION        YEAR        SALARY(1)      BONUS      COMPENSATION(2)     GRANTS(3)   OPTIONS(4)    COMPENSATION(5)
    ------------------       ------      ---------       -----      ---------------     --------- ----------     ---------------


James W. McKinney              1996     $164,000        $ 6,250        $   --          $280,212       49,594        $ 17,500
  President and Chief          1995      139,600         38,114          15,517            --            --              --
  Executive Officer            1994      125,430         27,590          15,574            --            --              --

John E. Harrison               1996      103,250          3,750            --           186,103       49,594          11,695
  Executive Vice President     1995       86,800         19,057           4,158            --            --              --
                               1994       76,850         13,795           4,191            --            --              --

------------------------------

(1) Includes directors' fees during each of the respective fiscal years shown.

(2) Such amounts consist of life insurance premiums and contributions on behalf of Messrs. McKinney and Harrison pursuant to the Association's 401(k) benefit plan. Other annual compensation does not include amounts attributable to other miscellaneous benefits received by Messrs. McKinney and Harrison, including automobile expenses and the payment of civic club dues. The costs to the Association of providing such benefits did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of such individual executive officer in any of the fiscal years shown.

(3) Represents the grant of 19,838 and 13,225 shares of restricted Common Stock to Messrs. McKinney and Harrison, respectively, pursuant to the Management Recognition Plan during the year ended September 30, 1996. The fair market value of awarded shares was $272,772 and $181,844, respectively, at September 30, 1996. Awarded shares become vested and distributable over a five-year period at the rate of 20% per year, commencing February 27, 1997, the first annual anniversary of the award date. Award recipients are entitled to voting and other stockholder rights (including dividends) as awarded shares become vested.

(4) Consists of awards granted pursuant to the Company's Employee Stock Program which options vest and are exercisable over a five year period at the rate of 20% per year commencing September 12, 1997, the first annual anniversary of the date of grant.

(5) Consists of amounts allocated during the year ended September 30, 1996 pursuant to the ESOP based on a per share price of $14.125 per share on the date of allocation.

STOCK OPTIONS

    The following table discloses the total options granted to Messrs. McKinney and Harrison during the year ended September 30, 1996:

                     NUMBER     % OF TOTAL
                       OF         OPTIONS
                     OPTIONS     GRANTED TO    EXERCISE
      NAME           GRANTED    EMPLOYEES(1)  PRICE(2)(3)   EXPIRATION DATE
-----------------    -------    ------------  -----------   ---------------

James W. McKinney     49,594       39.3%         $13.75      September 12, 2006
John E. Harrison      49,594       39.3           13.75      September 12, 2006
______________________

(1) Percentage of options granted to all employees and directors during fiscal 1996.

(2) In all cases, the exercise price was based on the closing market price of a share of the Company's Common Stock on the date of grant.

    The following table discloses the options exercised for the year ended September 30, 1996, and held at year-end, by Messrs. McKinney and Harrison.



                        SHARES ACQUIRED        VALUE            NUMBER OF OPTIONS AT                     VALUE OF OPTIONS AT
       NAME               ON EXERCISE        REALIZED            SEPTEMBER 30, 1996                     SEPTEMBER 30, 1996(1)
       -----            ---------------      --------           --------------------                    ---------------------

                                                            EXERCISABLE     UNEXERCISABLE          EXERCISABLE      UNEXERCISABLE
                                                            -----------     -------------          -----------      -------------
James W. McKinney            ---                 ---            ---            49,594                     ---           $24,797
John E. Harrison             ---                 ---            ---            49,594                     ---           $24,797

--------------------

(1) Based on a per share market price of $14.25 at September 30, 1996.

DIRECTOR COMPENSATION

    Directors of the Company are not paid for attendance of Company Board meetings or committee meetings. Each director of the Company is also a director of the Association, and each member of the Board of Directors of the Association was paid $1,000 per regular monthly Board meeting. The respective fee was paid for unattended meetings, if absences did not exceed three per year. Directors of the Association do not receive any fees for committee meetings.

EMPLOYMENT AGREEMENTS

    The Company and the Association (collectively, the "Employers") entered into employment agreements with each of Messrs. McKinney and Harrison effective July 7, 1995 in connection with the Conversion. The Employers have agreed to employ Messrs. McKinney and Harrison for a term of three years in their current positions. The term of the employment agreements will be extended each year for an additional one-year period unless the Employers or the officer elect, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

    Each employment agreement is terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the officer terminates his employment because of the failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, the respective officer will be entitled to a cash severance amount equal to three times his average annual compensation over the most recent five taxable years (or such shorter time as he has been employed by the Employers), payable in equal monthly installments over 36 months. In addition, the respective officer will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until the officer obtains full-time employment with another employer, whichever occurs first.

    A Change in Control is generally defined in the employment agreements to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

    Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Parachute payments generally are payments equal to or exceeding three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred (or such lesser time as the recipient has been employed). Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

    Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

EMPLOYEE STOCK OWNERSHIP PLAN

    The Company has established the ESOP for employees of the Company and the Association. Employees of the Company and the Association who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 18 are eligible to participate in the ESOP.

    As part of the Conversion, the ESOP borrowed funds from the Company to purchase 138,863 shares of Common Stock issued in the Conversion. The loan to the ESOP will be repaid principally from the Association's contributions to the ESOP over a period of 10 years, and the collateral for the loan will be the Common Stock purchased by the ESOP. The loan to the ESOP bears a fixed interest rate of 9.0%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

    Shares purchased by the ESOP with the proceeds of the loan will be held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20% per year starting with the completion of three years of service and will be 100% vested upon the completion of seven years of service. Credit is given for years of service with the Association prior to adoption of the ESOP. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

    Messrs. McElmurry, Donald Morriss and McKinney serve as trustees of the ESOP. Under the ESOP, the trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees.

INDEBTEDNESS OF MANAGEMENT

    The Association's policy provides that all loans made by the Association to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.


                       RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed Wilf & Henderson, P.C. ("Wilf & Henderson"), independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending September 30, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

    The Company has been advised by Wilf & Henderson that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Wilf & Henderson will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WILF & HENDERSON, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.


                                STOCKHOLDER PROPOSALS

    Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in January 1998, must be received at the principal executive offices of the Company, 3rd and Olive Streets, Texarkana, Arkansas 71854, Attention: Debbie Rose, Secretary, no later than August 27, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                                    ANNUAL REPORTS

    A copy of the Company's Annual Report to Stockholders for the year ended September 30, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

    UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1996 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO DEBBIE ROSE, SECRETARY, TEXARKANA FIRST FINANCIAL CORPORATION, 3RD AND OLIVE STREETS, TEXARKANA, ARKANSAS 71854. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                    OTHER MATTERS

    Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

    YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

TEXARKANA FIRST FINANCIAL CORPORATION                          REVOCABLE PROXY


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TEXARKANA FIRST FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 21, 1997 AND AT ANY ADJOURNMENT THEREOF.


    The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Four Points Hotel, 5301 North State Line Avenue, Texarkana, Texas 75503 on January 21, 1997 at 3:00 p.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.  Election of Directors

    / / FOR all nominees listed below        / / WITHHOLD authority to
        (except as marked to the                 vote for all nominees
        contrary below)                          listed below

        Nominees for a three-year term           John M. Andres and Arthur L.
        expiring in 1999:                        McElmurry


    To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below:


-------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Wilf & Henderson, P.C. as the Company's independent auditors for the fiscal year ending September 30, 1997.


  / / FOR                    / / AGAINST                    / / ABSTAIN


    In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

    The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of common stock of the Company will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Texarkana First Financial Corporation called for January 21, 1997, a Proxy Statement for the Annual Meeting and the 1996 Annual Report to Stockholders.



    PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.


                             Dated:                       , 199
                                    ------------------------   --

                                    ----------------------------------------


                                    ----------------------------------------
                                    Signature(s)


                             PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED IN THE CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.